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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this Registration Statement on Form S-11 of our report dated October 22, 1996, on our audit of the balance sheet of Lodging Trust USA. We also consent to the reference to our firm under the captions "Selected Financial Data" and "Experts."

                                          COOPERS & LYBRAND L.L.P.

Memphis, Tennessee
October 22, 1996